UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
☒	Definitive Information Statement

REGAL LIFE CONCEPTS, INC.

(Name of Registrant as Specified In Its Chapter)

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TABLE OF CONTENTS

Page

INFORMATION STATEMENT	1

OUTSTANDING SHARES AND VOTING RIGHTS	2

INTEREST OF CERTAIN PERSONS IN
OR OPPOSITION TO MATTERS TO BE ACTED UPON	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT	3

COMPLIANCE WITH SECTION 16(a) OF THE	4
SECURITIES EXCHANGE ACT OF 1934

ACTION TO BE TAKEN: ADOPTION OF THE REGAL LIFE CONCEPTS, INC.	5
2009 NON-EMPLOYEE INCENTIVE PLAN

ADDITIONAL INFORMATION	8

REGAL LIFE CONCEPTS, INC.
3723 E. Maffeo Road,
Phoenix, Arizona 89050
Tel: (516) 659-6677

INFORMATION STATEMENT

This information statement, pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement ”) will be mailed on or about August 19, 2009 to the stockholders of record as of August 17, 2009 (the “Record Date ”) of Regal Life Concepts, Inc., in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of July 31, 2009.

The actions to be taken pursuant to the written consent shall become effective on or about September 8, 2009, twenty (20) days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date: August 18, 2009	By Order of the Board of Directors,

/s/ Eric Wildstein
Eric Wildstein
Chief Executive Officer, President and Director

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS,
DATED JULY 31, 2009.

To the Stockholders of Regal Life Concepts, Inc.:

NOTICE IS HEREBY GIVEN to the stockholders of record of Regal Life Concepts, Inc. (“our”, “we” or the “Company”) as of the close of business on the record date, August 17, 2009 (the “Record Date”), that our board of directors (the Board”) has recommended, and that the holders of a majority of the voting power of our outstanding common stock (the “Majority Stockholders”) voted on July 31, 2009, to approve the adoption of our 2009 Non-Employee Incentive Plan (the “Plan”), which Plan is designed for the benefit of non-employee consultants, professionals, and service providers who provide services to the Company and our affiliates.

None of our officers, directors, nominees for director (other than with respect to elections for office), or any of their respective affiliates has any interest in the matter to be acted upon, as set forth in this Information Statement.

Pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, Regulation 14C and Schedule 14C there under, and the provisions of the Nevada Revised Statutes, the above-mentioned corporate action will become effective on or about September 8, 2009, or twenty (20) days after this Information Statement is first mailed to our stockholders.

As of the Record Date, 46,816,665 shares of our common stock were issued and outstanding.  Each share of common stock entitles the holder to one vote on all matters brought before the stockholders.

We will bear the entire cost of furnishing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of which 46,816,665 shares were issued and outstanding.

 Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the Majority Stockholders have voted in favor of the foregoing proposals by resolution dated July 31, 2009 and having sufficient voting power to approve such proposals through their ownership of Common Stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will become effective on or about September 8, 2009.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Distributions and Costs

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communications to any stockholders at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communications to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders may also address future requests regarding delivery of information statements and annual reports by contacting us at our address noted above.

No Dissenters’ Rights

The Nevada Revised Statutes do not provide for dissenters’ rights in connection with any of the actions described in this Information Statement, and we will not provide stockholders with any such right independently.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise (other than with respect to elections to office) in any matter to be acted upon:

1.           any of our directors or officers;
2.           any proposed nominee for election as a director of the Company; and
3.           any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”  To our knowledge, no director intends to oppose the corporate action described herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date held by (a) each stockholder who we know to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) all nominees for director; (d) our executive officers; and (d) all executive officers and directors as a group.

Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their Common Stock. The percentage of beneficial ownership is based upon 46,816,665 shares of Common Stock outstanding as of August 17, 2009.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock (1)
Eric Wildstein Chief Executive Officer, President and Director 3723 E. Maffeo Road, Phoenix, Arizona 89050	6,000,000	12.82%

Xiao Wen Guan, Secretary, Treasurer, Principal Accounting Officer and Director 573, Jie Fang Road N. Guangzhou, China 510180	0	0%

Chih Chun Wu Former Secretary, Treasurer, Principal Accounting Officer and Director No. 6 Hua Nan Road Taoyuan, Longtan, Taiwan	15,000,000	34.04%

All Officers and Directors as a Group (2 Persons)	6,000,000	12.82%

TOTAL	21,000,000	44.86%

(1)  Based on a total of 46,816,665 shares of Common Stock outstanding as of the Record Date. In accordance with Securities and Exchange Commission Rules, each person's percentage interest is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on 46,816,665 plus (b) the number of shares such person has the right to acquire within sixty (60) days of the Record Date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of our Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file.

Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates.  Based on our review, we believe that during the fiscal year ended February 28, 2009 all such filing requirements applicable to our officers and directors were complied with.

ACTION TO BE TAKEN: ADOPTION OF THE REGAL LIFE CONCEPTS, INC. 2009
NON-EMPLOYEE INCENTIVE PLAN

PURPOSES OF THE PLAN

The Plan is intended to promote the best interests of Regal Life Concepts, Inc. and its stockholders by allowing the Company to attract and retain consultants, professionals, and service providers who provide services to the Company (“Eligible Persons”) in connection with, among other things, the Company’s obligations as a publicly held reporting company. The Plan is expected to contribute to the attainment of these objectives by increasing the proprietary interest of Eligible Persons in the growth and performance of the Company.

GENERAL

On July 31, 2009, the Company’s Board of Directors and the Majority Stockholders voted to approve the Company’s 2009 Non-Employee Incentive Plan (the “Plan”).  The Plan permits the grant to Eligible Persons of (i) Nonqualified Stock Options (“Options”) that grant such Eligible Person the right to purchase shares of the Company’s Common Stock (“Shares”); and/or (ii) restricted Shares (“Restricted Shares”).

The following is a summary of the provisions of the Plan.

Administration

The Plan shall be administered by the Company’s board of directors or the compensation committee (collectively referred to as the “Board”) and the Board shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all determinations necessary or advisable for the administration of the Plan.

The Plan further provides that the determinations made by the Board relating to the administration of the Plan shall be final and conclusive. Each of the Company’s Chief Executive Officer or the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

Eligibility

Persons who are not employees, affiliates, directors, officers, or associates of the Company or any of its affiliates (“Eligible Persons”) are eligible to receive Options and/or Restricted Shares (collectively, the “Awards”) under the Plan.

Shares Issuable Under the Plan

Pursuant to the terms of the Plan, there shall be reserved and available for issuance thereunder that number of shares equal to 10% of the total number of Shares outstanding as of the date the Plan is approved by the stockholders.  For each subsequent year that the Plan is in effect, the maximum number of Shares that shall be available shall be equal to (i) that number of shares equal to 10% of the total number of Shares outstanding as of the first day of each new fiscal year of the Company, minus (ii) the number of Shares previously reserved for awards in any prior year, plus (iii) that number of Shares previously reserved and available for issuance but unissued during any prior year during the term of the Plan.  In no event shall the number of Shares available for issuance under the Plan exceed 10% of the total number of Shares outstanding at that time.

The Plan further provides that the number of Shares subject to awards of (i) Options or (ii) Restricted Shares made to any individual in any year may not exceed 20% of the Shares reserved and available for issuance in such year. Except as otherwise provided in the Plan, any Shares subject to an Option or right which for any reason expires or is terminated unexercised as to such Shares shall again be available under the Plan.

Options

Subject to the provisions of the Plan relating to the maximum number of Shares issuable thereunder, Options may be granted to Eligible Persons in such number, and upon such restrictions and conditions, and at any time and from time to time as shall be determined by the Board, in its sole discretion, including, but not limited to, the price at which a Share may be purchased pursuant to an Option, the maximum duration of the Option, the number of Shares to which the Option pertains and the conditions upon which an Option shall become vested and exercisable.  Such restrictions and conditions need not be the same for each Eligible Person.

Each Option granted pursuant to the Plan shall expire at such time as the Board shall determine at the time of grant; provided, however, no Option shall be exercisable later than the fifth anniversary date of its grant.

Restricted Shares

Subject to the provisions of the Plan relating to the maximum number of Shares issuable thereunder, the Board may from time to time grant Restricted Shares under the Plan to Eligible Persons. The Board may, in its discretion and at the time a grant of Restricted Shares is made, prescribe such restrictions and conditions to be applicable to such Restricted Shares granted to an Eligible Person, including the duration of the period (the “Restricted Period”) within which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture by the Company. Such restrictions and conditions need not be the same for each Eligible Person.

All Restricted Shares granted under the Plan shall also have the following terms and conditions:

(i) Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(ii) Any Restricted Shares granted to pursuant to the Plan shall be forfeited if the Eligible Person ceases to provide service to the Company for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period.

(iii) Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by an Eligible Person shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing in the aggregate more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-Affiliate of the Company.

Adjustment and Changes in Shares

The Plan further provides that if after the effective date of the Plan there is a share dividend or share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

Effect on Employment and Service

The Plan, and its operation does not confer on an Eligible Person any right with respect to continuance of service for the Company, nor shall it be deemed to confer any rights of employment on said Eligible Person.

Effective Date and Duration of Plan

The Plan shall become effective on the date of the adoption of the Plan by the Board and the Majority Stockholders and, subject to Section 7 of the Plan, shall continue until the tenth anniversary of the effective date thereof.

Plan Amendment and Termination

The Plan provides that it shall automatically terminate on the tenth anniversary of its effective date of the Plan. However, the Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange Act, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

A copy of the Plan is attached hereto as Appendix A.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

We will provide upon request and without charge to each stockholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2009, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Gersten, Savage LLP, Attn: David E. Danovitch, Esq. at 212-752-9700.

August 18, 2009	REGAL LIFE CONCEPTS, INC.

/s/ Eric Wildstein
Eric Wildstein
Chief Executive Officer and President

Appendix A

REGAL LIFE CONCEPTS, INC.
2009 NON-EMPLOYEE INCENTIVE PLAN

1. PURPOSE

The purpose of the Regal Life Concepts, Inc. 2009 Non-Employee Incentive Plan (the “Plan”) is to promote the interests of Regal Life Concepts, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals, and service providers who provide services to the Company (“Eligible Persons”) in connection with, among other things, the Company’s obligations as a publicly held reporting company. The Plan is expected to contribute to the attainment of these objectives by increasing the proprietary interest of the Eligible Persons in the growth and performance of the Company.  The Plan permits the grant to Eligible Persons of (i) Nonqualified Stock Options (“Options” in the aggregate or individually, each an “Option”) that grant an Eligible Person the right to purchase, subject to the terms provided under Section 6 hereof, shares of the Company’s Common Stock, par value $0.001 (“Shares”); and/or (ii) restricted Shares (“Restricted Shares”), as provided in Section 5 of this Plan.

2. ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer or the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada.

3. ELIGIBILITY

The class of individuals eligible to receive Options and/or Restricted Shares (the “Awards”) under the Plan, shall be persons who are not employees, affiliates, directors, officers, or associates of the Company or any of its affiliates (“Eligible Persons”). Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4. SHARES SUBJECT TO THE PLAN

(a) There shall be reserved and available for issuance under the Plan that number of shares equal to 10% of the total number of Shares outstanding as of the date the Plan is approved by the stockholders.  For each subsequent year that the Plan is in effect the maximum number of Shares that shall be available shall be equal to (i) that number of shares equal to 10% of the total number of Shares outstanding as of the first day of each new fiscal year of the Company, minus (ii) the number of Shares previously reserved for awards in any prior year, plus (iii) that number of Shares previously reserved and available for issuance but unissued during any prior year during the term of the Plan; provided, however, in no event shall the number of Shares available for issuance under the Plan as of the beginning of any Plan Year plus the number of Shares reserved for outstanding awards under the Plan exceed 10% of the total number of Shares outstanding at that time.

(b) The number of Shares subject to awards of (i) Options or (ii) Restricted Shares made to any individual in any year may not exceed 20% of the Shares reserved and available for issuance in such year. Except as otherwise provided herein, any Shares subject to an Option or right which for any reason expires or is terminated unexercised as to such Shares shall again be available under the Plan.

(c) To the extent that any Award is forfeited, or any Option or Restricted Shares award terminates, expires, lapses or is cancelled without being exercised, the Shares subject to such Awards not delivered as a result thereof shall again be available for Awards under the Plan. Shares tendered or withheld to pay the exercise price of an Option or to pay tax withholding will count against the foregoing limitations and will not be added back to the Shares available under the Plan. Awards valued by reference to Shares that may be settled in equivalent cash value will count against the foregoing limitations to the same extent as if settled in Shares.

5. GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES

(a) The Board may from time to time grant Restricted Shares under the Plan to Eligible Persons. All grants of Restricted Shares shall be evidenced by a Restricted Stock Award Agreement, substantially in the form of Appendix A hereof, which shall set forth the duration of the period (the “Restricted Period”) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture by the Company.

(b) The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i) Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended, or any successor provision.

(ii) Any Restricted Shares granted to a Participant pursuant to this Plan shall be forfeited if the Participant ceases to provide service to the Company for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury shares.

(iii) Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing in the aggregate more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-Affiliate of the Company.

(c) The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe such other restrictions and conditions to be applicable to such Restricted Shares granted to a Participant and such restrictions and conditions need not be the same for each Participant.

(d) The Company shall issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant; provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are either (i) forfeited to the Company; or (ii) the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares as set forth in the Restricted Stock Award Agreement are satisfied.

(e) Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares, or other similar transaction affecting the Shares, shall be subject to the restrictions of this Section 5.

(f) Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board and set forth in the Restricted Stock Award Agreement, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6.  GRANT, TERMS AND CONDITIONS OF OPTIONS

(a)  Subject to the provisions of Section 4(a) hereof, Options may be granted to Eligible Persons in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board, in its sole discretion.

(b) Each Option grant shall be evidenced by an Stock Option Grant Agreement, substantially in the form of Appendix B hereof, that shall specify the price at which a Share may be purchased by a Participant pursuant to an Option (“Option Price”), the maximum duration of the Option, the number of Shares to which the Option pertains and the conditions upon which an Option shall become vested and exercisable.

(c) All restrictions and conditions applicable to Options held by a Participant shall immediately lapse upon a Change of Control, as defined under Section 5(b)(iii) hereof.

(d) The Board may, in its discretion, at the time a grant of Option is made, prescribe such other restrictions and conditions to be applicable to the Options granted to the Participant.  Such restrictions and conditions need not be the same for each Participant.

(e) Each Option granted to a Participant shall expire at such time as the Board shall determine at the time of grant; provided, however, no Option shall be exercisable later than the fifth anniversary date of its grant.

(f) Options granted herein shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Board (setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the shares), or by complying with any alternative exercise procedure(s) the Board may authorize.

(g) Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

7.  ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date, there is a share dividend or share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

8. PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth anniversary of the Plan’s Effective Date. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange Act, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

9. APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Options and/or Restricted Shares shall be subject to all applicable laws, rules and regulations, and to such approvals of any governmental agencies or exchanges as may be required. Notwithstanding the foregoing, no Options or Restricted Shares shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Options or Restricted Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 9 or other provisions of the Plan.

10. TAX CONSEQUENCES

The 2009 Non Employee Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

Options or Restricted Shares awarded to an Awardee may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeitability) imposed by the Board. In general, the receipt of options or shares with restrictions will not result in the recognition of income by an Awardee until such time as the shares are either not forfeitable or are freely transferable.

11. EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the Shareholders (“Effective Date”). Subject to the provisions of Section 7, the Plan shall continue until the tenth anniversary of the Effective Date.